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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 18, 2000


                              GENERAL MAGIC, INC.
             (Exact name of registrant as specified in its charter)
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
          DELAWARE                                                            77-0250147
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(State or other jurisdiction of       (Commission File Number)             (I.R.S. Employer
incorporation)                                                           dentification Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (408) 774-4000

                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On May 18, 2000, General Magic, Inc., the Registrant, issued a press release announcing that the Company will concentrate primarily on servicing the business-to-business market and will discontinue its branded myTalk consumer service over the next 45 days. A copy of the press release is filed as Exhibit
99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c) EXHIBITS.

         Ehibit No.      Description

             99.1 Press release of the Registrant, dated May 18, 2000, announcing that the Company will concentrate primarily on servicing the business-to-business market and will discontinue its branded myTalk consumer service over the next 45 days.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     General Magic, Inc.


May 22, 2000                          By: /s/ Mary E. Doyle
                                      ----------------------------------
                                              Mary E. Doyle
                                              General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.     Description

  99.1 Press release of the Registrant, dated May 18, 2000, announcing that the Company will concentrate primarily on servicing the business-to-business market and will discontinue its branded myTalk consumer service over the next 45 days.